UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-09096
                                   -------------

 Ameriprime Funds
 ----------------
(Exact name of registrant as specified in charter)

431 N. Pennsylvania Street, Indianapolis, IN          46204
-----------------------------------------------------------
(Address of principal executive offices)             (Zip code)

Lynn Wood
---------
Unified Fund Services, Inc.
---------------------------
431 N. Pennsylvania St.
-----------------------
Indianapolis, IN 46204
----------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000
                                                   --------------

Date of fiscal year end:   07/31
                           ------

Date of reporting period:  07/31/04
                           --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS



                     =====================================
                                 Dobson Covered
                                   Call Fund
                     =====================================












                                  Annual Report

                                  July 31, 2004








                                  Fund Advisor:

                         Dobson Capital Management, Inc.
                             1422 S. Van Ness Street
                               Santa Ana, CA 92707



                      Toll Free 877-2-DOBSON (877-236-2766)

August 16, 2004


Dear Fellow Shareholders:

We are pleased to present the sixth annual report of the Dobson Covered Call Fund (DBCCX).

We would also like to welcome the new shareholders to our Fund this past year and thank them for investing with us.

I would like to refer you to the management discussion and analysis that follows for specific details about the Dobson Covered Call Fund performance, our expectations for the future and other topics in the news regarding the Mutual Fund Industry.

We welcome your comments and again thank you for investing with us.




Sincerely,



Charles L. Dobson
Portfolio Manager


The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and it can be obtained by calling toll free 1-877-2-DOBSON OR 1-877-236-2766.

Distributed by Unified Financial Securities, Inc. Member NASD.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the 12 month period ended July 31, 2004 our Fund had a total return of 7.59% while the S&P 500 Index had a total return of 13.15%. From Inception through July 31, 2004 our Fund's annualized return was 1.16%, while the S&P 500 Index annualized return was -1.07%. Our Fund's standard deviation based on monthly returns from April 1, 1999 (the Fund's first complete month following inception) through July 31, 2004 was 3.47 and the S&P 500 standard deviation for the same period was 4.76. Standard deviation is a statistical term that measures the divergence of returns around the average return. The lower this number the less volatile returns were over the defined time period.

                                               DBCCX        S&P 500 Index

Standard Deviation (volatility level
Comparison 4/1/99 through 7/31/04)              3.47              4.76

6 month actual return for the period
         ended  7/31/04                        -0.41%            -1.79%

1 year actual return for the period
         8/01/03 through 7/31/04                7.59%            13.15%

3 year average annual return for the
   period 8/01/01 through 7/31/04              -1.07%            -1.51%

5 year average annual return for the
   period 08/01/99 through 07/31/04            -0.27%            -2.27%

Average annual return since inception
         (3/24/99 through 7/31/04)              1.16%            -1.07%


                          VOLATILITY (RISK) COMPARISON

                                [CHART OMITTED]

                          DBCCX                S&P 500 INDEX
                         -------               -------------
                          3.47                     4.76

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DOBSON COVERED
                    CALL FUND AND THE UNMANAGED S&P 500 INDEX

                               [GRAPH OMITTED]

                         Dobson          S & P 500
                       ($10,635)         ($9,428)

        3/22/1999       10,000.00        10,000.00
        7/31/1999       10,780.00        10,572.59
        1/31/2000       10,842.58        11,163.50
        7/31/2000       11,167.02        11,520.55
        1/31/2001       11,301.17        11,062.55
        7/31/2001       10,983.65         9,870.22
        1/31/2002       10,858.90         9,270.74
        7/31/2002        9,246.19         7,531.63
        1/31/2003        8,961.23         7,135.68
        7/31/2003        9,884.77         8,332.78
        1/31/2004       10,678.44         9,599.94
        7/31/2004       10,635.15         9,428.15



This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 24, 1999 (inception of the Fund) and held through July 31, 2004. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Dobson Covered Call Fund, please call 1-877-2-Dobson or 1-877-236-2766 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

It's fair to say that over the past 12 months our Fund is performing somewhat less than expected. It's also fair to point out that for the past 6 months, 5 years and from inception our Fund has met or exceeded expectations. There are two reasons for this underperformance for the 12 month period ended 7/31/2004. The first is the rapid appreciation of the Index in the fourth quarter of 2003, during which the Index appreciated 12.17% and our Fund appreciated 5.92%. Normally, when the Index appreciates more than 20% on an annualized basis we expect to capture between 50% and 66% of that appreciation. In effect, we were slightly below expectations, but not unreasonable given what amounts to a 57% annualized appreciation for that quarter. The second factor is the greater appreciation of the smaller capitalization stocks in the S&P 500 Index for the Fund's fiscal year. For that 12 month period, the S&P 500 Index appreciated 13.15% while the S&P 100 Index appreciated 9.72%. Looking at the stocks in the Fund's portfolio, one can see that most of the stocks are the larger capitalization issues that are in the S&P 100 Index. We point this out because historically the S&P 500 and the S&P 100 Indices track very closely over any 10 year period. So, although we underperformed this past 12 month period, when large capitalization stocks 'catch up', we could do better than expected.

By way of review, our Fund only invests in stocks represented in the S&P 500 Index. We do not hold all of the stocks in the Index, but we do weight the portfolio according to S&P 500 Index Industry weightings. For example, if energy stocks represent 6 % of the Index, we hold approximately 6% of our portfolio in energy stocks. Generally, we invest in the larger capitalization stocks because the options on them are more liquid. We then sell individual stock options on our underlying stock portfolio in an attempt to reduce the risk of the portfolio. As you can see from the volatility comparison chart, our portfolio volatility is just under 73% of the volatility of the S&P 500 Index. By reducing the volatility of our portfolio we expect to underperform the Index when it appreciates over 10% on an annualized basis, decline approximately 50% of the Index when it depreciates and equal or exceed the Index when it appreciates between 0% and 10%. We don't expect to meet these expectations every day, week, quarter or even year but over a market cycle of 5 years these are very reasonable expectations. Looking at the performance chart you can see that we have exceeded those expectations for the 5 year and from inception periods. Two other points that I would like to make are first, what I describe above is our Fund's approach to covered call writing. What one reads in textbooks, newspapers and magazines that talk about covered calls may differ from our investment policy. For example, our use of options is to reduce risk while other covered call strategies use options to generate income. How one uses options can affect one's return relative to the S&P 500 Index. If you have any questions on our approach, please contact me toll free at 877-546-3066 or visit our website at www.dobsoncapital.com. The second point I would like to make is that our --------------------- covered call strategy is designed for the long term investor. For example if one invested in our fund at the beginning of our last fiscal year, it would be easy to say our strategy can't keep up with the market. We readily admit we won't keep up in a rapidly rising market as explained above. However, when the market declined for the past several years we didn't lose as much, so our long term results are superior to the S&P 500 Index returns as we had expected. Markets do go up and they go down, sometimes for good reason and other times for no apparent reason. Our risk reducing strategy based on the work of Dr. Sheen Kassouf is designed to reduce these fluctuations, and consequently we expect to exceed our benchmark over time. Past performance doesn't guarantee future results, but for the past five plus years we have exceeded our expectations. These past 5 plus years haven't been very kind to investors but our shareholders have done considerably better than the overall market for that period.

Our results include deductions for fees and expenses, while the S&P 500 numbers we compare ourselves to do not include fees and expenses. A copy of Dr. Kassouf's study is available on our website or you can contact us and we will mail it to you.

Overall we are pleased with our results from inception and believe we have a reasonable probability of meeting expectations in the future. We believe a covered call strategy should be part of one's overall asset allocation.

MANAGEMENT'S EXPECTATIONS FOR THE FUTURE

We hate to be repetitive, but our expectations for the future have not changed from last year.

As we have said in the past, we are of the opinion that the Index will generate returns of less than 10% on an annualized basis for the next several years. It is our opinion that globalization will foster greater competition and therefore, profits will be harder to achieve. We are of the belief that overall world wide demand for goods and services will increase, but we also believe there will be more suppliers to provide these goods and services. It is not unreasonable to assume that as what are now called less developed countries become more developed they will develop and produce their own products and services that will compete with what U. S. companies provide.

This should not be interpreted as a doom and gloom scenario. In our opinion, growth will still occur, but at lower rates than we saw in the 1990's. If our estimate of single digit returns for the next several years is correct, allocating a portion of your assets to our covered call strategy would be as prudent as the last five plus years have demonstrated.

We recognize we could be wrong, so we always encourage investors to have a broadly diversified portfolio.

MANAGEMENT'S DISCUSSION OF MUTUAL FUND ISSUES

There have been many issues in the press recently regarding Mutual Fund Disclosure. We would like to address some of them here.

1. Portfolio Ownership. As of July 31, 2004, I am not only the Portfolio Manager of our Fund, but am the beneficial owner of approximately 17.1% of the outstanding shares.

2. Soft Dollars. Although soft dollar arrangements are permitted, it is our belief that commission dollars should be used to keep commission costs low. Therefore, we have not used nor do we intend to use commission dollars to pay for research or other services.

3. Broker/Dealers. Currently we deal with two broker dealers for the purchase and sale of stocks and options. All have agreed to the same commission costs. None of the Broker/Dealers we trade through has or has ever had clients invested with the Fund.

4. Disaster Recovery. We e-mail a copy of the portfolio whenever changes are made to an offsite location. Our service provider, Unified Fund Services, Inc. in Indianapolis, Indiana, and our custodian bank, UMB Bank, N.A., in Kansas City, Missouri also have records of our current positions.

5. Proxy voting policies. Please contact us if you would like a copy of our proxy voting policies or to see our proxy voting record.

6. 12b-1 fees. Our Fund does not currently have the 12b-1 plan activated.

I hope the above analysis has been useful and informative. Please do not hesitate to call me toll free at 877-546-3066 if you have any questions and please visit our website at www.dobsoncapital.com.
                            ---------------------

FUND HOLDINGS - (UNAUDITED)
---------------------------

    DOBSON COVERED CALL FUND PERCENT OF PORTFOLIO HEDGED AS OF JULY 31,20041


                                [CHART OMITTED]

                                 95.16%2    4.84%3

1 As a percent of portfolio holdings, not as a percent of net assets. 2 Percent of portfolio hedged by covered call options
3 Percent of portfolio unhedged

Under normal circumstances, at least 80% of the Fund's portfolio will be hedged using covered call options.

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED)
----------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses
---------------

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
--------------------------------------------

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


---------------------------------- -------------------- -------------------------- --------------------------
    Dobson Covered Call Fund           Beginning             Ending Account          Expenses Paid During
                                     Account Value                Value                     Period*
                                    January 31, 2004          July 31, 2004              July 31, 2004
---------------------------------- -------------------- -------------------------- --------------------------
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00                $995.95                     $7.44
(-0.41% return)
---------------------------------- -------------------- -------------------------- --------------------------
---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,017.40                    $7.52
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).



DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS
JULY 31, 2004

COMMON STOCKS - 98.37%                                             Shares                Value
                                                                ------------        ---------------

AIR COURIER SERVICES - 1.31%
FedEx Corp.(a)                                                        1,000            $    81,880
                                                                                    ---------------

AIRCRAFT - 3.24%
Boeing Co. (a)                                                        4,000                203,000
                                                                                    ---------------

BEVERAGES - 3.70%
Coca-Cola Co. (a)                                                     3,000                131,580
PepsiCo, Inc. (a)                                                     2,000                100,000
                                                                                    ---------------
                                                                                           231,580
                                                                                    ---------------

BIOLOGICAL PRODUCTS (NO DIAGNOSTIC SUBSTANCES) - 1.82%
Amgen, Inc. (a), (b)                                                  2,000                113,760
                                                                                    ---------------

CABLE & OTHER PAY TELEVISION SERVICES - 3.07%
Comcast Corp. Class A (a), (b)                                        3,323                 91,050
Viacom, Inc. - Class B (a)                                            3,000                100,770
                                                                                    ---------------
                                                                                           191,820
                                                                                    ---------------

CHEMICAL & ALLIED PRODUCTS - 1.27%
Dow Chemical Co. (a)                                                  2,000                 79,780
                                                                                    ---------------

COMPUTER COMMUNICATION EQUIPMENT - 2.00%
Cisco Systems, Inc. (a), (b)                                          6,000                125,160
                                                                                    ---------------

COMPUTERS & OFFICE EQUIPMENT - 2.78%
International Business Machines Corp. (a)                             2,000                174,140
                                                                                    ---------------

CONSTRUCTION MACHINERY & EQUIPMENT - 1.17%
Caterpillar, Inc. (a)                                                 1,000                 73,490
                                                                                    ---------------

CONVERTED PAPER & PAPERBOARD PRODUCTS  - 1.32%
3M Co. (a)                                                            1,000                 82,360
                                                                                    ---------------

CUTLERY, HANDTOOLS & GENERAL HARDWARE - 1.56%
The Gillette Co. (a)                                                  2,500                 97,450
                                                                                    ---------------

DIVERSIFIED - 1.50%
Honeywell International, Inc. (a)                                     2,500                 94,025
                                                                                    ---------------



See accompanying notes which are an integral part of the financial statements.


DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS -CONTINUED
JULY 31, 2004

COMMON STOCKS - 98.37% - CONTINUED                                  Shares                Value
                                                                 ------------        ---------------

ELECTRIC SERVICES - 2.64%
Dominion Resources, Inc.                                              1,000               $ 63,460
Duke Energy Inc.                                                      2,000                 43,000
The Southern Co.                                                      2,000                 58,560
                                                                                    ---------------
                                                                                           165,020
                                                                                    ---------------

ELECTROMEDICAL & ELECTROTHERAPEUTIC APPARATUS - 1.59%
Medtronic, Inc. (a)                                                   2,000                 99,340
                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 2.66%
General Electric Co. (a)                                              5,000                166,250
                                                                                    ---------------

ELECTRONIC COMPUTERS - 2.27%
Dell, Inc. (a), (b)                                                   4,000                141,880
                                                                                    ---------------

FINANCE SERVICES - 6.12%
American Express Co. (a)                                              3,000                150,750
First Data Corp. (a)                                                  3,000                133,830
Morgan Stanley (a)                                                    2,000                 98,660
                                                                                    ---------------
                                                                                           383,240
                                                                                    ---------------

FIRE, MARINE & CASUALTY INSURANCE - 2.26%
American International Group, Inc. (a)                                2,000                141,300
                                                                                    ---------------

MOTOR VEHICLES & PASSENGER CAR BODIES - 1.61%
Ford Motor Co.                                                        1,000                 14,720
General Motors Corp. (a)                                              2,000                 86,280
                                                                                    ---------------
                                                                                           101,000
                                                                                    ---------------

NATIONAL COMMERCIAL BANKS - 10.43%
Bank of America Corp. (a)                                             2,000                170,020
Citigroup, Inc. (a)                                                   4,133                182,224
J.P. Morgan Chase & Co. (a)                                           4,980                185,904
Wells Fargo & Co. (a)                                                 2,000                114,820
                                                                                    ---------------
                                                                                           652,968
                                                                                    ---------------

OIL & GAS FIELD SERVICES - 2.06%
Schlumberger Ltd. (a)                                                 2,000                128,640
                                                                                    ---------------

PAPER MILLS - 1.38%
International Paper Co. (a)                                           2,000                 86,460
                                                                                    ---------------

PETROLEUM REFINING - 5.28%
ChevronTexaco Corp. (a)                                               2,000                191,300
Exxon Mobil Corp. (a)                                                 3,000                138,900
                                                                                    ---------------
                                                                                           330,200
                                                                                    ---------------



See accompanying notes which are an integral part of the financial statements.


DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS - CONTINUED
JULY 31, 2004


                                                                    Shares                Value
                                                                  ------------        ---------------

PHARMACEUTICAL PREPARATIONS - 8.73%
Bristol-Myers Squibb Inc. (a)                                         3,000               $ 68,700
Johnson & Johnson (a)                                                 2,000                110,540
Merck & Co., Inc. (a)                                                 3,000                136,050
Pfizer, Inc. (a)                                                      4,400                140,624
Schering-Plough Corp.                                                 1,000                 19,460
Wyeth (a)                                                             2,000                 70,800
                                                                                    ---------------
                                                                                           546,174
                                                                                    ---------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.42%
Eastman Kodak, Inc. (a)                                               1,000                 26,490
                                                                                    ---------------

RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT - 1.10%
QUALCOMM, Inc. (a)                                                    1,000                 69,080
                                                                                    ---------------

RADIOTELEPHONE COMMUNICATIONS - 0.07%
AT&T Wireless Services, Inc.                                            321                  4,635
                                                                                    ---------------

RETAIL - DRUG STORES & PROPRIETARY STORES - 1.86%
Medco Health Solutions, Inc. (a)                                        241                  7,302
Walgreen Co. (a)                                                      3,000                109,200
                                                                                    ---------------
                                                                                           116,502
                                                                                    ---------------

RETAIL - EATING PLACES - 1.32%
McDonald's Corp. (a)                                                  3,000                 82,500
                                                                                    ---------------

RETAIL - LUMBER & OTHER BUILDING MATERIALS DEALERS - 2.16%
Home Depot, Inc. (a)                                                  4,000                134,880
                                                                                    ---------------

RETAIL - VARIETY STORES - 4.63%
Target Corp. (a)                                                      3,000                130,800
Wal-Mart Stores, Inc. (a)                                             3,000                159,030
                                                                                    ---------------
                                                                                           289,830
                                                                                    ---------------

SECURITY BROKERS, DEALERS & FLOTATION COMPANIES - 1.73%
The Charles Schwab Corp.                                              1,000                  8,780
Merrill Lynch & Co., Inc. (a)                                         2,000                 99,440
                                                                                    ---------------
                                                                                           108,220
                                                                                    ---------------


See accompanying notes which are an integral part of the financial statements.


DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS - CONTINUED
JULY 31, 2004

COMMON STOCKS - 98.37% - CONTINUED                                   Shares                Value
                                                                  ------------        ---------------

SEMICONDUCTORS & RELATED DEVICES - 3.36%
Agere Systems, Inc. - Class B (a)                                       264                  $ 298
Intel Corp. (a)                                                       6,000                146,280
Texas Instruments, Inc. (a)                                           3,000                 63,990
                                                                                    ---------------
                                                                                           210,568
                                                                                    ---------------

SERVICES - MISCELLANEOUS AMUSEMENT & RECREATION - 1.48%
Walt Disney Co. (a)                                                   4,000                 92,360
                                                                                    ---------------

SERVICES - PREPACKAGED SOFTWARE - 3.06%
Microsoft Corp. (a)                                                   6,000                170,760
Oracle Corp. (b)                                                      2,000                 21,020
                                                                                    ---------------
                                                                                           191,780
                                                                                    ---------------

SOAP, DETERGENT, CLEANING PREPARATIONS, PERFUMES, COSMETICS - 1.67%
Procter & Gamble, Inc. (a)                                            2,000                104,300
                                                                                    ---------------


TELEPHONE & TELEGRAPH APPARATUS - 0.05%
Lucent Technologies, Inc. (b)                                         1,000                  3,050
                                                                                    ---------------

TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE) - 3.69%
AT&T Corp. (a)                                                        3,200                 48,320
BellSouth Corp. (a)                                                   3,000                 81,270
SBC Communications, Inc. (a)                                          4,000                101,360
                                                                                    ---------------
                                                                                           230,950
                                                                                    ---------------

TOTAL COMMON STOCKS (COST $6,201,754)                                                    6,156,062
                                                                                    ---------------

MONEY MARKET SECURITIES - 4.06%
Federal Prime Obligation Fund, (c)                                   254,261               254,261
                                                                                    ---------------

TOTAL MONEY MARKET SECURITIES (COST $259,261)                                              254,261
                                                                                    ---------------

TOTAL INVESTMENTS (COST $6,456,015) - 102.43%                                         $  6,410,323
                                                                                    ---------------

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (2.43)%                                  (151,943)
                                                                                    ---------------

TOTAL NET ASSETS - 100.00%                                                            $  6,258,380
                                                                                    ===============

(a) Portion of the security is pledged as collateral for call options written.
(b) Non-income producing.
(c) Variable rate security; the coupon rate shown represents the rate at July 31, 2004.




See accompanying notes which are an integral part of the financial statements.


DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS - CONTINUED
JULY 31, 2004

OPTIONS WRITTEN JULY 31, 2004
                                                                     SHARES
                                                                     SUBJECT
COMMON STOCKS / EXPIRATION DATE @ EXERCISE PRICE                     TO CALL          VALUE
------------------------------------------------                   ------------    ------------


American Express / October 2004 @ 55                                     1,000        $ 250
American Express / January 2005 @ 50                                     2,000        6,200
American International Group, Inc. / August 2004 @ 75                    1,000          100
American International Group, Inc. / November 2004 @ 75                  1,000        1,700
Amgen, Inc. / October 2004 @ 55                                          1,000        4,000
Amgen, Inc. / January 2005 @ 60                                          1,000        2,600
American Telephone & Telegraph Co. / October 2004 @ 20                   2,000          100
Bank of America Corp. / August 2004 @ 85                                 1,000        1,050
Bank of America Corp. / November 2004 @ 80                               1,000        6,200
Bank One Corp. / August 2004 @ 55                                        1,500           75
BellSouth Corp. / October 2004 @ 27.5                                    2,000        1,600
BellSouth Corp. / October 2004 @ 25                                      1,000        2,350
Boeing Co. / August 2004 @ 45                                            2,000       11,600
Boeing Co. / November 2004 @ 42.5                                        2,000       17,200
Bristol-Myers Squibb Co. / August 2004 @ 25                              1,500           75
Bristol-Myers Squibb Co. / December 2004 @ 27.5                          1,500           75
Caterpillar, Inc. / August 2004 @ 75                                     1,000        1,200
ChevronTexaco Corp. / September 2004 @ 90                                1,000        5,500
ChevronTexaco Corp. / December 2004 @ 95                                 1,000        3,700
Cisco Systems, Inc. / October 2004 @ 25                                  2,000          400
Cisco Systems, Inc. / October 2004 @ 22.5                                2,000        1,200
Cisco Systems, Inc. / January 2005 @ 25                                  2,000        1,400
Citigroup, Inc. / September 2004 @ 55                                    1,800           90
Citigroup, Inc. / December 2004 @ 47.5                                   2,300        2,300
Coca-Cola Co. / August 2004 @ 50                                         1,500           75
Coca-Cola Co. / November 2004 @ 50                                       1,500          225
Comcast Corp. Class A / October 2004 @ 32.5                              2,300          345
Comcast Corp. Class A / January 2005 @ 30                                1,000        1,100
Dell, Inc. / August 2004 @ 35                                            2,000        1,900
Dell, Inc. / November 2004 @ 35                                          2,000        4,300
Disney Co. / October 2004 @ 25                                           2,000        1,000
Dow Chemical / September 2004 @ 40                                       1,000        1,350
Dow Chemical / December  2004 @ 40                                       1,000        2,250
Eastman Kodak / January 2005 @ 27.5                                      1,000        1,700
Exxon Mobil / October 2004 @ 45                                          2,000        3,800
Exxon Mobil / January 2005 @ 47.5                                        1,000        1,450
FedEx Corp. / October 2004 @ 80                                          1,000        4,500
First Data / August 2004 @ 42.5                                          1,000        1,900
First Data / November 2004 @ 45                                          2,000        3,700
General Electric Co. / September 2004 @ 35                               2,000          600
General Electric Co. / December 2004 @ 35                                1,500        1,425
General Electric Co. /December 2004 @ 32.5                               1,500        3,225




See accompanying notes which are an integral part of the financial statements.


DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS - CONTINUED
JULY 31, 2004

OPTIONS WRITTEN JULY 31, 2004 - CONTINUED
                                                                     SHARES
                                                                     SUBJECT
COMMON STOCKS / EXPIRATION DATE @ EXERCISE PRICE                     TO CALL          VALUE
------------------------------------------------                   ------------    -----------


General Motors Corp. / September 2004 @ 47.5                             1,000        $ 100
General Motors Corp. / December 2004 @ 50                                1,000          400
Gillette / September 2004 @ 40                                           1,500        1,050
Gillette / December 2004 @ 45                                            1,000          150
Home Depot Inc. / August 2004 @ 37.5                                     2,000          100
Home Depot Inc. / November 2004 @ 35                                     2,000        2,300
Honeywell International, Inc. / September 2004 @ 35                      1,000        2,800
Honeywell International, Inc. / December 2004 @ 37.5                     1,500        3,450
IBM / October 2004 @ 95                                                  1,000          400
IBM / August 2004 @ 85                                                   1,000        2,500
Intel Corp. / October 2004 @ 27.5                                        2,000          700
Intel Corp. / October 2004 @ 30                                          2,000          300
Intel Corp. / January 2005 @ 25                                          2,000        3,700
International Paper / October 2004 @ 42.5                                1,000        1,950
International Paper / January 2005 @ 45                                  1,000        1,600
J.P. Morgan Chase & Co. / September 2004 @ 37.5                          1,000        1,000
J.P. Morgan Chase & Co. / September 2004 @ 42.5                          2,000          200
Johnson & Johnson / October 2004 @ 55                                    1,000        1,800
Johnson & Johnson / January 2005 @ 60                                    1,000          750
McDonald's Corp. / September 2004 @ 30                                   1,500          225
McDonald's Corp. / December 2004 @ 27.5                                  1,500        2,025
Medtronic, Inc. / August 2004 @ 50                                       1,000          750
Medtronic, Inc. / November 2004 @ 50                                     1,000        2,200
Merck & Co., Inc. / September 2004 @ 45                                  1,000        1,400
Merck & Co., Inc. / October 2004 @ 47.5                                  2,000        1,300
Merrill Lynch & Co., Inc. / September 2004 @ 50                          1,000        1,650
Merrill Lynch & Co., Inc. / October 2004 @ 60                            1,000          100
Microsoft Corp. / October 2004 @ 27.5                                    2,000        3,200
Microsoft Corp. / October 2004 @ 30                                      2,000        1,000
Microsoft Corp. / January 2005 @ 30                                      2,000        1,800
3M Co. / October 2004 @ 90                                               1,000          550
Morgan Stanley / September 2004 @ 50                                     1,000        1,450
Morgan Stanley / October 2004 @ 55                                       1,000          400
PepsiCo, Inc. / October 2004 @ 55                                        2,000          400
Pfizer, Inc. / September 2004 @ 40                                       2,400          120
Pfizer, Inc. / December 2004 @ 35                                        2,000        1,000
Procter & Gamble Co. / October 2004 @ 55                                 2,000        1,200
QUALCOMM, Inc. / October 2004 @ 70                                       1,000        3,800
SBC Communications / October 2004 @ 25                                   2,000        1,800
SBC Communications / January 2005 @ 25                                   2,000        2,800
Schlumberger Ltd. / August 2004 @ 55                                     1,000        9,300
Schlumberger Ltd. / November 2004 @ 60                                   1,000        6,300
Target Corp. / October 2004 @ 45                                         1,500        2,850
Target Corp. / January 2005 @ 45                                         1,500        4,425




See accompanying notes which are an integral part of the financial statements.


DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS - CONTINUED
JULY 31, 2004

OPTIONS WRITTEN JULY 31, 2004 - CONTINUED

                                                                     SHARES
                                                                     SUBJECT
COMMON STOCKS / EXPIRATION DATE @ EXERCISE PRICE                     TO CALL          VALUE
------------------------------------------------                   -----------      ---------


Texas Instruments / October 2004 @ 30                                    1,500          150
Texas Instruments / January 2005 @ 25                                    1,500        1,275
Viacom Inc. / September 2004 @ 37.5                                      1,500          150
Viacom Inc. / December 2004 @ 40                                         1,500          525
Wal-Mart Stores, Inc. / September 2004 @ 60                              1,000           50
Wal-Mart Stores, Inc. / December 2004 @ 60                               2,000        1,000
Walgreen Co. / October 2004 @ 35                                         1,500        3,450
Walgreen Co. / January 2005 @ 37.5                                       1,500        2,175
Wells Fargo & Co. / October 2004 @ 60                                    1,000          600
Wells Fargo & Co. / January 2005 @ 60                                    1,000        1,300
Wyeth / September 2004 @ 35                                              1,000        1,450
Wyeth / October 2004 @ 40                                                1,000          250
                                                                   ------------   ------------

Total (premiums received $254,178)                                     142,300    $ 195,480
                                                                   ============   =============


See accompanying notes which are an integral part of the financial statements.

DOBSON COVERED CALL FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2004



ASSETS
Investments in securities, at value (cost $6,456,015)                     $ 6,410,323
Cash                                                                           33,664
Interest receivable                                                               226
Dividends receivable                                                            9,501
Receivable from advisor                                                        11,625
Prepaid expenses                                                                3,172
                                                                     -----------------
     TOTAL ASSETS                                                           6,468,511
                                                                     -----------------

LIABILITIES
Covered call options written (premiums received $254,178)                     195,480
Payable to affiliates                                                           3,372
Accrued expenses                                                               11,279
                                                                     -----------------
     TOTAL LIABILITIES                                                        210,131
                                                                     -----------------

NET ASSETS                                                                $ 6,258,380
                                                                     =================

NET ASSETS CONSIST OF:
Paid in capital                                                             6,365,257
Accumulated undistributed net investment income                                19,675
Accumulated net realized (loss) on investments                               (139,558)
Net unrealized appreciation (depreciation) on investments
                        Investments                                           (45,692)
                        Options                                                58,698
                                                                     -----------------

NET ASSETS, FOR 849,716 SHARES                                            $ 6,258,380
                                                                     =================
(unlimited number of shares authorized with no par value)

NET ASSET VALUE, PER SHARE
Offering and redemption price per share ($6,258,380 / 849,716)                 $ 7.37
                                                                     =================


See accompanying notes which are an integral part of the financial statements.

DOBSON COVERED CALL FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2004



INVESTMENT INCOME
Dividend income                                                               $ 101,923
Interest income                                                                   3,364
                                                                         ---------------
  TOTAL INCOME                                                                  105,287
                                                                         ---------------

EXPENSES
Investment advisor fee (Note 3)                                                       -
Administration expenses                                                          31,958
Fund accounting expenses                                                         14,545
Custodian expenses                                                               14,295
Transfer agent expenses                                                          13,917
Auditing expenses                                                                11,418
Pricing expenses                                                                  9,232
Legal expenses                                                                    6,485
Trustee expenses                                                                  3,324
Registration expenses                                                             3,065
Insurance expenses                                                                2,257
Miscellaneous expenses                                                            2,178
Printing expenses                                                                   612
                                                                         ---------------
  TOTAL EXPENSES                                                                113,286
Waived and reimbursed expenses (Note 3)                                         (27,674)
                                                                         ---------------
Total operating expenses                                                         85,612
                                                                         ---------------
NET INVESTMENT INCOME                                                            19,675
                                                                         ---------------


REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on investment securities                                       28,564
Net realized (loss) on options transactions                                    (131,118)
Change in unrealized appreciation (depreciation)
   on investment securities                                                     458,477
                                                                         ---------------
Net realized and unrealized gain (loss) on investment securities                355,923
                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ 375,598
                                                                         ===============




See accompanying notes which are an integral part of the financial statements.

DOBSON COVERED CALL FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    YEAR ENDED              YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                  JULY 31, 2004           JULY 31, 2003
                                                                ---------------------   ---------------------
OPERATIONS
  Net investment income                                                 $     19,675              $   10,446
  Net realized gain on investment securities                                  28,564                   1,516
  Net realized gain (loss) on options transactions                          (131,118)                  3,023
  Change in unrealized appreciation / (depreciation)                         458,477                 218,573
                                                                ---------------------   ---------------------
  Net increase in net assets resulting from operations                       375,598                 233,558
                                                                ---------------------   ---------------------
DISTRIBUTIONS
  From net investment income                                                       -                  (3,978)
  From net realized gain                                                           -                 (93,218)
                                                                ---------------------   ---------------------
  Total distributions                                                              -                 (97,196)
                                                                ---------------------   ---------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                1,744,959               3,371,983
  Reinvestment of distributions                                                    -                  97,196
  Amount paid for shares repurchased                                        (659,957)               (200,229)
                                                                ---------------------   ---------------------
  Net increase in net assets resulting
     from share transactions                                               1,085,002               3,268,950
                                                                ---------------------   ---------------------
Total Increase in Net Assets                                               1,460,600               3,405,312
                                                                ---------------------   ---------------------

NET ASSETS
  Beginning of period                                                      4,797,780               1,392,468
                                                                ---------------------   ---------------------

  End of period (including accumulated undistributed net                 $ 6,258,380             $ 4,797,780
     investment income of $19,675 and $0, respectively)         =====================   =====================

CAPITAL SHARE TRANSACTIONS
  Shares sold                                                                239,656                 512,521
  Shares issued in reinvestment of distributions                                   -                  15,046
  Shares repurchased                                                         (89,858)                (29,941)
                                                                ---------------------   ---------------------

  Net increase from capital share transactions                               149,798                 497,626
                                                                =====================   =====================



See accompanying notes which are an integral part of the financial statements.

DOBSON COVERED CALL FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING DURING THE PERIOD

                                         YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                        JULY 31, 2004    JULY 31, 2003   JULY 31, 2002   JULY 31, 2001  JULY 31, 2000
                                       ---------------- ---------------- --------------  -------------- ---------------

SELECTED PER SHARE DATA
Net asset value, beginning of period           $  6.85          $  6.88        $  9.34        $  10.67        $  10.78
                                       ---------------- ---------------- --------------  -------------- ---------------
Income from investment operations
  Net investment income                           0.02             0.03           0.02            0.04            0.03
  Net realized and unrealized gain (loss)         0.50             0.42          (1.36)          (0.22)           0.35
   (loss)                              ---------------- ---------------- --------------  -------------- ---------------
Total from investment operations                  0.52             0.45          (1.34)          (0.18)           0.38
                                       ---------------- ---------------- --------------  -------------- ---------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         -            (0.02)         (0.03)          (0.18)          (0.01)
  From net realized gain                             -            (0.46)         (1.09)          (0.97)          (0.48)
                                       ---------------- ---------------- --------------  -------------- ---------------
Total distributions                                  -            (0.48)         (1.12)          (1.15)          (0.49)
                                       ---------------- ---------------- --------------  -------------- ---------------

Net asset value, end of period                 $  7.37          $  6.85        $  6.88         $  9.34        $  10.67
                                       ================ ================ ==============  ============== ===============

TOTAL RETURN (a)                                 7.59%            6.91%        -15.82%          -1.64%           3.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                $ 6,258          $ 4,798        $ 1,392         $ 1,652        $  1,540
Ratio of expenses to average net assets          1.50%            1.50%          1.50%           1.50%           1.50%
Ratio of expenses to average net assets
   before waiver & reimbursement                 1.98%            4.83%          5.51%           5.19%           5.47%
Ratio of net investment income to
   average net assets                            0.34%            0.48%          0.26%           0.44%           0.31%
Ratio of net investment income to
   average net assets before waiver &          (0.14)%          (2.85)%        (3.75)%         (3.25)%         (3.66)%
   reimbursement
Portfolio turnover rate                         10.25%            0.47%          6.51%           6.62%          31.75%



(a) Total return in the above table represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.




See accompanying notes which are an integral part of the financial statements.

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 31, 2004

NOTE 1.  ORGANIZATION

Dobson Covered Call Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on March 22, 1999 and commenced operations on March 24, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The Fund's investment objective is total return over the long term. The investment advisor to the Fund is Dobson Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official
Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes - The Fund's policy is to continue to comply with the requirements of Sub-Chapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2004 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Dividends and Distributions - The Fund intends to distribute all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment advisor to the Fund is Dobson Capital Management, Inc., 1422 S. Van Ness Street, Santa Ana, CA 92707. The Advisor is a California corporation established in September 1998. Charles L. Dobson is the president, director and sole shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount by which total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets. The Advisor has contractually agreed to reimburse the Fund for the operating expenses it incurs, but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.50% of its average daily net assets. For the year ended July 31, 2004, the Advisor earned fees of $0 from the Fund. For the year ended July 31, 2004, the Advisor waived and reimbursed Fund expenses of $27,674. At July 31, 2004 there was a net receivable from the Advisor in the amount of $11,625.

The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, 0.05% of the Fund's assets from $100 million to $150 million, and 0.03% of the Fund's assets over $150 million (subject to a minimum fee of $2,500 per month). For the year ended July 31, 2004, the administrator earned fees of $31,958 from the Fund for administrative services provided to the Fund. Certain Trustees and the officers of the Trust are members of management and employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250). For the year ended July 31, 2004, Unified earned fees of $11,394 from the Fund for transfer agent services provided to the Fund and $2,523 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667). For the year ended July 31, 2004, Unified earned fees of $14,545 from the Fund for fund accounting services provided to the Fund. At July 31, 2004, there was a net payable to Unified in the amount of $3,372 for administrative, transfer agent, and fund accounting services.

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2004 - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Fund retains Unified Financial Securities, Inc. (the "Distributor") to act as the principal distributor of its shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. There were no 12b-1 fees accrued or paid during the fiscal year ended July 31, 2004. Certain Trustees and the officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4.  INVESTMENTS

For the year ended July 31, 2004, purchases and sales of investment securities, other than short-term investments, aggregated $1,709,953 and $564,647, respectively. As of July 31, 2004, the gross unrealized appreciation for all securities totaled $554,965 and the gross unrealized depreciation for all securities totaled $632,141 for a net unrealized depreciation of $77,176. The aggregate cost of securities for federal income tax purposes at July 31, 2004 was $6,487,499. The difference between book cost and tax cost consists of wash sales in the amount of $31,484.

NOTE 5. ESTIMATES

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. FUND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2004, Pershing, LLC, for the benefit of others, owned 70.95% of the Fund and thus may be deemed to control the Fund.

NOTE 7. CALL OPTIONS WRITTEN

As of July 31, 2004, portfolio securities valued at $5,771,478 were held in escrow by the custodian as cover for call options written by the Fund.

Transactions in written options during the year ended July 31, 2004 were as follows (100 shares of common stock underly each option contract):


                                           NUMBER OF           PREMIUMS
                                           CONTRACTS           RECEIVED

Options outstanding at July 31, 2003          1,132             $  187,668
Options Written                               3,661                647,512
Options terminated in closing purchase
  transactions                                 -                     -
Options expired                              (1,445)              (239,445)
Options exercised                            (1,925)              (341,557)
                                           ----------           -----------
Options outstanding at July 31, 2004          1,423             $  254,178
                                           ==========           ============

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2004 - CONTINUED

NOTE 8. CAPITAL LOSS CARRYFORWARD

At July 31, 2004, the Fund had available for federal tax purposes unused capital loss carryforwards of $108,527 expiring in 2012. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 9. DISTRIBUTION TO SHAREHOLDERS

There were no distributions paid during the fiscal year ended July 31, 2004.

The tax character of distributions paid during the fiscal years 2004 and 2003 were as follows:

Distributions paid from:            2004              2003
                                  --------          --------
    Ordinary Income                $    -           $  3,978
    Short-Term Capital Gain             -             93,218
    Long-Term Capital Gain              -                  -
                                  --------          --------
                                   $                $ 97,196
                                  ========          =========

As of July 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/
  (accumulated losses)                     $   19,675
Undistributed long-term capital gain/
  (accumulated losses)                       (108,074)
Undistributed appreciation/(depreciation)     (18,478)
                                           ----------
                                           $ (106,877)
                                           ==========



The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE 10. CHANGE IN ACCOUNTANTS

On March 3, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Fund of its intention to resign as the Fund's independent auditors upon selection of replacement auditors.

On March 14, 2004, the Board and the Fund's Audit Committee selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Fund's auditors for the fiscal year ending July 31, 2004 to be effective upon the resignation of McCurdy.

On March 14, 2004, upon receipt of notice that Cohen was selected as the Fund's auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy's reports on the Fund's financial statements for the fiscal years ended July 31, 2003, 2002, 2001, and 2000, contained no adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years stated above and through the date of McCurdy's engagement, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements for such periods.

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2004 - CONTINUED

NOTE 10. CHANGE IN ACCOUNTANTS - CONTINUED

Neither  the Fund nor anyone on its behalf  consulted  with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds' financial statements as a result of such consultations or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

                        TRUSTEES AND OFFICERS (UNAUDITED)

INDEPENDENT TRUSTEES

----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
COMPLEX,** TERM OF POSITION WITH TRUST                DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Trustee, 1995 to present                              Advisors Trust  since July 2002 and Unified Series Trust since
                                                      December 2002. Trustee of CCMI Funds since June 2003.  Trustee of Access Variable Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Advisors
Trustee, December 2002 to present                     Trust since November 2002 and Unified Series Trust since
                                                      December 2002. Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General
                                                      Manager, 1990 to 2003, International Crankshaft Inc., an
Trustee, December 2002 to present                     automotive equipment manufacturing company; Trustee, The
                                                      Unified Funds, from 1994 to 2002; Trustee, Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000. Trustee of
                                                      AmeriPrime Advisors Trust since November 2002 and Unified
                                                      Series Trust since December 2002.  Trustee of CCMI Funds since
                                                      June 2003.
----------------------------------------------------- ----------------------------------------------------------------
INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
--------------------------------------------------- ------------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
FUND COMPLEX,** TERM OF POSITION WITH TRUST         AND OTHER DIRECTORSHIPS
--------------------------------------------------- ------------------------------------------------------------------
Timothy L. Ashburn (1950)***                        Employed by Unified Financial Services, Inc., Chairman of
1104 Buttonwood Court                               Unified Financial Services, Inc. 1989 to 2004, Chief Executive
Lexington, KY  40515                                Officer from 1989 to 1992 and 1994 to April 2002, and President from November 1997 to April 2000. Trustee of AmeriPrime Advisors
Chairman, December 2002 to present                  Trust since November 2002 and Unified Series Trust since October
President, December 2002 to July 2004;              2002. Trustee of CCMI Funds since June 2003.
Asst. Secretary, December 2003 to present
Secretary, June 2003 to December 2003
--------------------------------------------------- ------------------------------------------------------------------
Ronald C. Tritschler (1952)****                     Chief Executive Officer, Director and legal counsel of The Webb
                                                    Companies, a national real estate company, from 2001 to present;
Trustee, December 2002 to present                   Executive Vice President and Director of The Webb Companies from
                                                    1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The
                                                    Traxx Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Advisors Trust since
                                                    November 2002,  Ameriprime Funds since July 2002,  and Unified
                                                    Series Trust since December 2002.  Trustee of CCMI Funds since
                                                    June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Anthony J. Ghoston (1959)                           Executive Vice President of Unified Fund Services, Inc. since
                                                    June 2004; Senior Vice President of Unified Fund Services, Inc.
President, July 2004 to present                     April 2003 to June 2004; Senior Vice President and Chief
                                                    Information Officer of Unified Financial Services since 1997.
--------------------------------------------------- ------------------------------------------------------------------
Thomas G. Napurano (1941)                           Chief Financial Officer and Executive Vice President of Unified
                                                    Financial Services, Inc., the parent company of the Trust's
Chief Financial Officer and Treasurer, October      administrator and Distributor; Director, Unified Financial
2002 to present                                     Services, Inc., from 1989 to March 2002.  CFO of  AmeriPrime
                                                    Advisors Trust since October 2002 and Unified Series Trust since
                                                    December 2002.  CFO of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Carol Highsmith (1964)                              Employed by Unified Fund Services, Inc. (November 1994 to
                                                    present). Secretary of AmeriPrime Advisors Trust, Unified Series
Secretary, December 2003 to present                 Trust, and CCMI Funds  since December 2003.
Asst. Secretary, June 2003 to December 2003
--------------------------------------------------- ------------------------------------------------------------------


* The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204, except as noted for Tim Ashburn.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 28 series.

*** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

**** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

The Funds Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 236-2766 to request a copy of the SAI or to make shareholder inquiries.

                                  PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2004, are available without charge upon request by (1) calling the Fund at (877) 236-2766 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.
                                -----------

TRUSTEES
Timothy L. Ashburn, Chairman
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler

OFFICERS
Anthony J. Ghoston, President
Thomas G. Napurano, Chief Financial Officer and Treasurer
Timothy L. Ashburn, Assistant Secretary
Carol J. Highsmith, Secretary

INVESTMENT ADVISOR
Dobson Capital Management, Inc.
1422 S. Van Ness Street
Santa Ana, CA 92707

DISTRIBUTOR
Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204

INDEPENDENT ACCOUNTANTS
Cohen McCurdy, Ltd.
27955 Clemens Road
Westlake, OH 44145

LEGAL COUNSEL
Thompson Hine  LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
UMB Bank, N.A.
928 Grand Blvd, 10th Floor.
Kansas City, MO 64106

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204



This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member NASD/SIPC

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To The Shareholders and
Board of Trustees
Dobson Covered Call Fund
(series of AmeriPrime Funds )

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dobson Covered Call Fund as of July 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2003 and the financial highlights for Dobson Covered Call Fund for each of the four years in the period then ended were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2004 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dobson Covered Call Fund as of July 31, 2004, the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen McCurdy, Ltd.

Cohen McCurdy, Ltd.
Westlake, Ohio
September 28, 2004

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

     (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
     (3)  Compliance with applicable governmental laws, rules, and regulations;
     (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
     (5)  Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)      AUDIT FEES
         ----------

         FY 2003            $  10,745
         FY 2004            $  17,288

(b)      AUDIT-RELATED FEES
         ------------------

                                    Registrant

         FY 2003                     $ 0
         FY 2004                     $ 0
         Nature of the fees:

(c)      Tax Fees

                                    Registrant

         FY 2003                    $ 395
         FY 2004                    $ 565
         Nature of the fees:

(d)      ALL OTHER FEES
         --------------

                                    Registrant

         FY 2003                    $ 650
         FY 2004                    $ 675
         Nature of the fees:

(e)      (1)      AUDIT COMMITTEE'S PRE-APPROVAL POLICIES
                  ---------------------------------------

               The audit  committee  has not adopted  pre-approval  policies and
               procedures   described  in  paragraph  (c)(7)  of  Rule  2-01  of
               Regulation S-X.



         (2)      PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE
                  -------------------------------------------------------

                                            Registrant

                  Audit-Related Fees:       0%
                  Tax Fees:                 0%
                  All Other Fees:           0%

               None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.



(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           Registrant

         FY 2003              $1,045
         FY 2004              $1,240

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS. Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.  Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of September 22, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1)   Code is filed herewith.- Annual

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)   Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AmeriPrime Funds

     /s/ Anthony Ghoston
By * ---------------------------
     Anthony Ghoston, President

      October 12, 2004
Date  ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     /s/ Anthony Ghoston
By * -----------------------------
     Anthony Ghoston, President

     October 12, 2004
Date ---------------------

     /s/ Thomas Napurano
By * ------------------------------------------------------
     Thomas Napurano, Chief Financial Officer and Treasurer

     October 12, 2004
Date ----------------------